UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

FIGURE ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-40081	85-4326385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 California Street, Suite 2700 San Francisco, California	94108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (628) 210-6937

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	FACA	The New York Stock Exchange
Redeemable warrants, each one whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FACA.WS	The New York Stock Exchange
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FACA.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On December 9, 2022, Figure Acquisition Corp. I (the “Company”) issued a press release announcing it is in discussions with a large warehouse lender and bank holding company with nationwide residential mortgage lending and servicing operations (the “Bank”) regarding a potential business combination (the “Proposed Transaction”) and that the Company and the Bank have signed a non-binding letter of intent with respect to the Proposed Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Completion of the Proposed Transaction is subject to, among other matters, the completion of due diligence, the negotiation of a definitive merger agreement and satisfaction of the conditions negotiated therein, including the approval of the transaction by our stockholders. There can be no assurance that a definitive agreement will be entered into or that the Proposed Transaction will be consummated.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

About Figure Acquisition Corp. I

Figure Acquisition Corp. I (NYSE: FACA) is a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the Proposed Transaction, the Company has filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its stockholders. The Company has mailed the Extension Proxy Statement to its stockholders of record as of November 14, 2022 in connection with the Extension. Investors and security holders of the Company are advised to read the Proxy Statement and any amendments thereto, because these documents will contain important information about the Extension and the Company. Stockholders will also be able to obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Figure Acquisition Corp. I, 650 California Street, Suite 2700, San Francisco, CA, 94108.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Proxy Statement, which was filed with the SEC on November 18, 2022. This document can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s stockholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated certificate of incorporation; the level of redemptions made by the Company’s stockholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on April 13, 2022, under the heading “Risk Factors,” the Extension Proxy Statement filed with the SEC on November 18, 2022, and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, the Company does not undertake any duty to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated December 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2022

FIGURE ACQUISITION CORP. I

By:	/s/ Thomas J. Milani
Name:	Thomas J. Milani
Title:	Chief Financial Officer